LEASE AGREEMENT

      THIS LEASE,  made and entered into this 15 day of October,  2000. by and
                                              --        --------------
between  Atlantic  Pacific Corp as Landlord,  and DNA Print  Genomics  Inc. as
         ----------------------                   -------------------------
Tenant.

                                   WITNESSETH

      In consideration of the mutual covenants and agreement hereinafter set forth, and the rent reserved by Landlord to be paid by Tenant, Landlord hereby leases and demises unto Tenant, and Tenant hereby does lease from Landlord that certain real property situated in Sarasota County, Florida. hereinafter described, for the terms, and at the rentals, and upon the terms and conditions, hereinafter set forth:

[PRACTICE NOTE: Paragraph 1 should be modified to fit circumstances]
- --------------------------------------------------------------------

      1. Premises. Landlord is the owner of certain property, the legal description of which is attached as Exhibit "A' hereto. The portion of the real property leased and demised by Landlord unto Tenant (hereinafter "Premises") is that portion of the property as shown on the site plan also attached as Exhibit "A". The premises area extends from the center of common walls and the outside faces of exterior walls, and is known as Store No. ______ containing approximately 4,000 square feet of gross leasable area, 900 Cocoanut Avenue, Sarasota, Florida 34236.

           The premises are being rented to Tenant in an "as is" condition.

     2. Term. The term of this Lease, and the accrual of rents hereunder, shall commence on the following date: 10/15/00 (hereinafter referred to as the "Commencement Date") and the term shall extend for a period of 10. years thereafter, ending at 11:59 p.m. on the following date: 10/14/10 ("Expiration
Date).

      3.   Rent.

           A. Tenant agrees to pay Landlord, without demand, setoff deduction, a fixed minimum rent (hereinafter referred to as "Base Rent") for the term as set forth in the "Rental Rider" attached hereto and made a part hereof. Each monthly installment of Base Rent, as referred to in said Rider, shall be payable in advance to Landlord on the first (1st) day of each calendar month of the term. If the Commencement Date, as hereinabove defined, is not on the first (1st) day of a calendar month, Base Rent for the period between Commencement Date and the first day of the following month shall be prorated, on a per diem basis, at the monthly rental rate hereinabove provided, and shall be payable on the Commencement Date. In addition to the Base Rent herein reserved, Tenant shall also pay the amount of any use or sales tax on said rental imposed by the State of Florida and any federal or local government. which taxes and other assessments shall be paid at the same time and in the same manner as each payment of rent.

           B. Consumer Price Index Increases. For each year of this Lease after the first lease year (the "Base Year ) the Base Rent stated hereinabove shall be adjusted on the basis of any increase in the cost of living as reported in the Consumer Price Index, All Items and Major Group Figures for All Urban Consumers (1977=100) (the `Index") published by the Bureau of Labor Statistics (the "Bureau) of the United Slates Department of Labor, between the most recent available monthly Index figure (the "Adjustment Level") and the monthly Index figure for the same month in the Base Year (the "Base Level"). The Base Rent for each year of the term of this Lease after the Base Year shall be computed by multiplying Base Year Rent by a fraction, the numerator of which shall be the Adjustment Level, and the denominator of which shall be the Base Level. Stated as a mathematical formula, the adjusted Base Rent shall be computed as follows:

Adjusted Base Rent for Each = Adjustment  Level X Base Year Rent $5,300. @ month
$16.00 Per Sq. Ft. of Term after Base Year    Base Level         Triple Net.

           If the compilation and/or publication of the Index shall be transferred to any other department. bureau, or agency of the United States Government, or if the Bureau shall adopt a successor Index, the Index published by such successor department, bureau or agency shall be adopted and used as a standard for computing adjustments "to tile Base Rent. At or prior to the


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

 commencement of each lease year, Lessor shall compute the amount of annual adjusted Base Rent to be paid by Lessee during such lease year and shall notify Lessee thereof in writing. setting forth the manner in, and statistics upon, which adjusted Base Rent was computed. If the annual amount of adjusted Base Rent payable during any lease year after the Base Year has not been computed by time due date of the first installment(s) thereof, Lessee shall continue to pay monthly installments of Base Rent at the rate applicable during the preceding Lease Year until the amount of the new installments has been computed. If the new installments shall be greater than installments due during the preceding year, Lessee shall pay the deficiency with the installment next maturing. In no event shall the Base Rent be decreased from an existing level as a result of adjustment based upon the Consumer Price Index.

      4.   Use.  Tenant,  its  successors  and  assigns,  agrees  to  use  the
           ----
  Premises exclusively for the following purposes:

    Lab/Office Space

  and for no other use or purpose whatsoever. Tenant, at Tenant's expense, shall comply with all laws, ordinances. rules and regulations of governmental authorities, now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises.

      5. Maintenance. Landlord shall not be called upon and shall have no obligation to make any repairs, improvements or alterations whatsoever to the Premises except that during the term of this Lease, Landlord shall maintain the exterior walls (but not storefronts, glass, plate glass, doors or painting) in good structural repair, and shall keep the roof of the building watertight; provided, however, that Landlord shall not be required to make any repairs to the roof or any part of the Premises until written notice of the need for such repairs is given to Landlord by Tenant. It is further provided that Landlord shall not be liable for or required to make any repairs, or perform any maintenance to or upon the Premises which are required by, related to or which arise out of negligence, fault, misfeasance or malfeasance of and by Tenant, its employees, agent, invitees, licenses or customers, in which event Tenant shall be solely responsible therefor; and if such repairs are undertaken by Landlord, it shall be solely at the expense of Tenant and Tenant shall pay said amounts within 30 days of receipt of billing therefor, or in the alternative shall be considered in default under the terms of this Lease.

           Tenant shall repair, service, keep and maintain the interior of the Premises, including all plumbing, wiring, piping, sprinkler system, and fixtures, doors, equipment and appurtenances, as well as the exterior storefront in good and substantial repair and in a condition of first class appearance during the entire term of this Lease and shall replace all glass in the windows and doors broken during the Lease term. Tenant agrees to make repairs promptly as they may be needed at Tenant's expense.

      6. Surrender of Premises. Tenant shall, upon expiration of the term hereof, or any earlier termination of this lease for any cause, surrender to Landlord the Premises, including without limitation, all building apparatus, equipment then upon the premises, and all alterations, improvements and other additions thereto that have been made or installed by either party in or upon the Premises. If Tenant is not then in default, Tenant may remove its signs and other non-attached personal property, but not fixtures, air conditioning equipment, floor and wall coverings, and partitions, which items shall remain in the Premises and become the property of Landlord upon installation of same. However, at Landlord's request upon expiration or termination of the Lease term, Tenant shall be required to remove such fixtures as Landlord may designate, including but not limited to floor coverings, trade and non-trade fixtures, and shall repair and correct any damage caused by such removal. Tenant agrees that upon the end of the term or upon termination of this Lease, Tenant shall deliver up the Premises to Landlord in good condition and repair and in broom clean condition with all glass and all windows and doors intact, ordinary wear and tear excepted.

      7.   Quiet  Enjoyment.  Landlord  covenants  that so long as Tenant pays
           -----------------
the rent reserved in this Lease and performs its agreements hereunder. Tenant shall have the right to quietly enjoy and use the Premises for the term hereof, subject only to the provisions of the agreement.

      8. Assignment. Tenant acknowledges that Tenant's agreement to operate in the leased Premises for the use permitted in Article 4 hereunder was a primary inducement and precondition to Landlord's agreement to lease the Premises to Tenant. Accordingly, Tenant shall not assign the Lease nor any right hereunder, nor let or sublet all or any part of the Premises, nor suffer or permit any person or corporation to use any part of the Premises, without first obtaining


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

the express prior written consent of Landlord, which consent shall not be unreasonably withheld.

[OPTIONAL]

      Landlord shall have the right to withhold Consent to a proposed assignment or sublease if thc proposed assignee or sublessee or its business is subject to compliance with additional requirements of the law (including related regulations) commonly known as the "Americans with Disabilities Act" beyond those requirements which arc applicable to Tenant.

           Notwithstanding any portion of the foregoing to the contrary, in the event that this Lease is attempted to be assumed under federal bankruptcy law by a trustee in bankruptcy for Tenant or by Tenant as debtor in possession (hereinafter collectively referred to as "Trustee") and there exists a default as defined under this Lease or such state of facts which with the giving of notice and the passage of time would constitute a default (such state of facts being hereinafter referred to as "default"), such attempted assumption shall not be effective unless Trustee; (i) cures, or provides adequate assurance that it will promptly cure such default, and (ii) compensates, or provides adequate assurance that it wilt promptly compensate Landlord for any actual pecuniary loss to Landlord resulting from such default, and (iii) provides adequate assurance of future performance of Tenant's obligations and covenants under this Lease. For purposes of this provision, "adequate assurance of future performance" shall be deemed to include, without limitation, assurance of source of rental and other consideration due under this Lease, that percentage rental due under this Lease shall not decline substantially, that assumption or assignment of this Lease shall not breach any provision in any other lease or financing agreement relating to the Premises.

           If Landlord shall not be permitted to terminate this Lease as provided herein because of the provisions of the Federal Bankruptcy code (currently Title 11 of the United States Code), the Trustee agrees promptly. within no more than 15 days upon request by Landlord to the bankruptcy court, to assume or reject this Lease, and Tenant on behalf of itself and any Trustee agrees not to seek or request any extension or adjournment of such time requirement. In no event after the assumption of this Lease by Trustee shall any existing default remain uncured for a period in excess of 10 days. Landlord shall have no obligation to provide Trustee with any service or utilities unless Trustee shall have paid and is current on all payments and obligations under the Lease Agreement, including but not limited to rental obligations.

      9. Utilities and Taxes. Tenant shall pay all costs and expenses for gas, water, electricity, heat, cooling, sewerage and any and all other utilities furnished to or used in connection with the Premises for any purpose whatsoever during the term of this Lease, promptly as each thereof shall become due and payable; Tenant's failure to so pay utilities costs and expenses shall constitute an event of default hereunder. Tenant shall pay any assessment for Tenant's personally and business equipment on the Premises. Tenant shall pay all real estate taxes and assessments against the premises (and if Tenant, then payment shah be made within the maximum (4%) discount time period and evidences of payment shall be provided to Landlord).

      10. Signage and Store Windows. Tenant shall not place or suffer to be placed or maintained upon any exterior door, roof, wall or window of the Premises any sign, awning, canopy or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises and will not place or maintain any freestanding standard within or upon the Premises, without first obtaining the Landlord's express prior written consent.

     11. Alteration to the Premises and Removal of Equipment. Tenant shall not make any alteration or addition to the Premises, including the installation of air conditioning, without first obtaining the express prior written consent of Landlord. All alterations or additions made by Tenant shall comply with all laws, codes, rules and regulations of governmental authorities. Any plans, specifications or work drawings approved by Landlord shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, codes, rules and regulations of governmental authorities. Upon expiration and termination of this Lease all installations, improvements and alterations made by Tenant, including electric lighting fixtures installed by Tenant, and all other improvements, replacements, repairs and alterations to the Premises made by Tenant during the term of this Lease, shall remain a part of the Premises as the property of Landlord.

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

      12. Liens. Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Tenant to the Premises and further agrees to indemnify and hold harmless Landlord from and against any and all such costs and liabilities incurred by Tenant and against any and all mechanic's, material man's or laborer's liens arising out of or from such work or the cost thereof which may be asserted, claimed or charged against the Premises. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Premises shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with an agreement between Landlord and Tenant, and it is specifically understood and agreed that in no event shall Landlord or the interest of Landlord in the Premises be liable for or subjected to any mechanic's, material man's or laborer's liens for improvements or work made by or for Tenant; and this Lease specifically prohibits the subjecting of Landlord's interest in time Premises to any mechanic's, material man's, or laborer's liens for improvements made by Tenant or for which Tenant is responsible for payment under the terms of this Agreement. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Premises on account of or growing out of any improvement or work done by or for Tenant, or any person claiming by, through or under Tenant, or for improvements or work the cost of which is the responsibility of Tenant, Tenant agrees to have such notice or claim of lien canceled and discharged of record as a claim against the interest of Landlord in the Premises (either by payment and satisfaction or by removal by transfer to bond or deposit as permitted by law) within ten (10) days after notice to Tenant by Landlord, and in the event Tenant shall fail to do so Tenant shall be considered in default under this Lease. Any fees and costs incurred by Landlord resulting from a lien as described in this Article shall be paid by Tenant, including reasonable attorneys' fees.

           At Landlord's request, at or subsequent to execution of this Lease Agreement, Landlord and Tenant shall execute a memorandum of this Lease in conjunction herewith, which memorandum Landlord may record among the Public Records of the county in which the Premises is located, setting forth certain provisions of this Lease.

      13. Casualty. In the event the Premises or a portion thereof are rendered untenantable by fire or other casualty, Landlord shall have the option of terminating this Lease or rebuilding the Premises, and in event of such casualty written notice of the election by Landlord shall be given to Tenant within thirty (30) days after the occurrence of such casualty. In the event Landlord elects to rebuild the Premises, the Premises shall be restored to its former condition within a reasonable time, during which time Base Rent shall be payable only for the portion of the Premises which remains tenantable (on a pro rata square footage basis). In the event Landlord elects to terminate this Lease, the rent shall be paid to and adjusted as of the date of such casualty, and the term of this Lease shall then expire and this Lease shall be of no further force or effect and Landlord shall be entitled to sole possession of the Premises.

      14. Insurance. Tenant agrees to carry, or cause to be carried, at its expense, during the term hereof workmen's compensation insurance and public liability insurance on the Premises and any adjacent parking or common areas, providing coverage of not less than $1,000,000 for personal injury or death arising out of any one occurrence, and for property damage insurance in an amount of not less than $500,000 for damage to property arising out of any one occurrence. Tenant further agrees to carry, or cause to be carried, at its expense, during the term hereof insurance for fire, extended coverage, vandalism and malicious mischief, insuring the improvements constituting the Premises for the full insurable value thereof.

      Tenant agrees to carry at its expense public liability insurance on the leased Premises during the term hereof, covering both Landlord and Tenant as insureds, with terms and company satisfactory to Landlord, for limits of not less than $1,000,000 combined single limit for personal injury or death arising out of any one occurrence including property damage.

      As to any policy to be carried by Tenant hereunder, said policy shall provide that Landlord and Tenant shall be given a minimum of 30 days written notice by registered mail by the insurance company prior to cancellation, termination or change in such insurance. As to any policy to be carried by Tenant hereunder, Tenant upon request from Landlord shall provide Landlord with copies of the policies or certificates evidencing that such insurance is in full force and effect and stating the terms thereof. If Tenant fails to comply with this sub-paragraph, Landlord shall have the right but not the obligation to obtain any such insurance and to pay the premiums therefor, and in such event the entire amount of such premiums shall be immediately due and payable by Tenant to Landlord.

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

      15. Indemnification. Landlord shall not be liable for injury or damage caused to any person or property by reason of the failure of Tenant to perform any of its covenants or agreements hereunder, nor for such damages or injury caused by reason of any defect in the Premises now or in time future existing, or for any damages or injury caused by reason of any present or future defect in the plumbing, wiring or piping of the Premises. Tenant agrees to indemnity and hold harmless Landlord from and against any and all loss, damage, claim, demand, liability or expense by reason of any damage or injury to persons (including loss of life) or property which may arise or be claimed to have arisen as a result of or in connection with, or in any way related to the occupancy or use of the Premises by Tenant, whether or not occurring or resulting in damage or injury within the Premises. This obligation to indemnity shall include reasonable legal and investigation costs and all other reasonable costs, expenses and liabilities from the first notice that any claim or demand is to be made or may be made. Tenant acknowledges that the foregoing provisions of this Article shall apply and become effective from and after the date Tenant or its agents enter the leased Premises to undertake activities, including but not limited to installation of interior improvements, permitted hereunder, even if such activities are prior to the Commencement Date.

      16. Inspection and Repair. Landlord or its representatives shall have the right at any reasonable time to enter upon the Premises for the purpose of inspection or for the purpose of making or causing to be made any repairs or otherwise to protect its interest, but the right of Landlord to enter, repair or do anything else to protect its interest or the exercise or failure to exercise said right, shall in no way diminish Tenant's obligations or enlarge Landlord's obligations under this Lease, or affect any right of Landlord, or create any duty or liability by Landlord to Tenant or any third party. Landlord shall have the right to display on the exterior of the Premises "for rent" or "for sale" signs provided that no such signs shall be placed or maintained on the Premises prior to the ninetieth (90th) day before the expiration or termination of the Lease term.

      17. Default. In the event Tenant shall (a) fail to make any rental or other payment due hereunder (all of such payment obligations being referred to as "monetary obligation") within ten (10) days after same shall become due (without requirement of written notice of default), or (b) be adjudged bankrupt, or (c) make an assignment for the benefit of its creditors, or (d) have its leasehold estate taken upon execution against Tenant, or (e) abandon the Premises during the term hereof; or (f) breach or fail to perform any of the agreements herein (other than a monetary obligation), and shall fail to cure such non-monetary obligation breach within ten (10) days after written notice from Landlord, such event shall constitute an event of default and may, at Landlord's option, constitute a premature termination. Tenant hereby waives any requirement for written notice of monetary obligation default.

           Upon the occurrence of any one or more events of default specified herein, Tenant shall become a tenant at sufferance, and Landlord, at its option and at any time thereafter, may pursue, exercise and enforce either remedy (a) or (b) below, without notice or demand except as hereinafter provided:

           (a) Enter upon and take possession of time leased Premises, using such force or means as may be necessary and legally permitted, and dispossess and remove all persons, goods and chattels, without liability in law or in equity for any damages caused by such removal, possession and entry; Tenant hereby waives any and all claims for damages therefor and hereby discharges Landlord therefrom. Upon said entry by Landlord, Tenant shall at once surrender possession of the Premises and shall be liable in damages and subject to equitable action for failure to do so. Surrender of the Premises shall not in and of itself constitute termination of this Lease nor relieve Tenant from any of the terms, covenants, and conditions hereof. After resuming possession of the Premises, Landlord may:

                 (i) Relet, as Tenant's agent and without terminating this Lease, the Premises for such amounts and upon such terms and conditions as Landlord may deem best under the circumstances, whereupon Tenant shall be liable to Landlord in general damages for the difference between the rentals and other charges stipulated to be paid by Tenant and what Landlord is able to recover from a re-letting, after deducting any attorney's fees, commissions and other expenses paid by Landlord with respect to such re-letting; or

                 (ii) Terminate this Lease, whether or not the leased Premises or any part thereof shall have been relet, by written notice to Tenant, whereupon this Lease shall end; provided, however, that no such termination of this Lease shall relieve Tenant of its liability and obligations under this Lease incurred prior to such termination. Upon such termination, Tenant shall be immediately liable for the damages, present and prospective which were the necessary and direct result of Tenant's breach, as well as for any special damages as may have resulted from such breach. All amounts and arrearages due and Payable to Landlord by Tenant shall bear interest at the highest rate permitted by law.

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

           (b) Treat the Lease as remaining in existence, curing Tenant's default by performing or paying the obligation which Tenant has breached, all sums paid or expenses incurred by Landlord directly or indirectly incurring Tenant's default, which amounts shall become immediately due and payable and shall bear interest at the highest rate permitted by law from the date of disbursement by Landlord until paid by Tenant. If the breach consists of a failure to pay the rent stipulated in this Lease and Landlord elects to treat the Lease as remaining in existence, Landlord can take such action as is necessary to recover the rent due as each installment matures or for the whole amount at the end of the term, or Landlord can immediately upon the breach take such action as is necessary to recover the entire remaining unpaid rent for the balance of the term hereof.

          Furthermore, Landlord may exercise any and all rights and privileges and pursue any additional remedies that Landlord may have under the laws of either the State of Florida or the United States of America that are available in conjunction with whichever of the above described remedies is chosen.

           The remedies for which provision is made in this Article shall not be exclusive and in addition thereto Landlord may pursue such other remedies as are provided by law in the event of any breach, default or abandonment by Tenant. In any event, and irrespective of any option exercised by Landlord, Tenant agrees to pay and the Landlord shall be entitled to recover all costs and expenses incurred by Landlord, including reasonable attorneys' fees, in connection with collection of rent or damages or enforcing other rights of Landlord in the event of a breach of default or abandonment by Tenant, irrespective of whether or not Landlord elects to terminate this Lease by reason of such a breach, default or abandonment. Tenant hereby expressly waives any and all rights of redemption, if any, granted by or under any present or future law in the event Tenant shall be evicted or dispossessed for any cause, or in the event Landlord shall obtain possession of the Premises by virtue of the provisions of this Lease, or otherwise.

           Any and all sums due under this Agreement from Tenant to Landlord and not paid on the date due shall bear interest from the date due at the maximum rate permitted by law until fully paid; and if any payment of rent is not received within thirty (30) days after the date due, Tenant shall be assessed an amount of not more than $100.00 per month for each month of delinquency, in addition to other sums owing hereunder.

      18. Waiver or Estoppel. The failure of Landlord to insist, in any one or more instances, upon strict performance of any covenants or agreements of this Lease, or exercise any option of Landlord herein contained, shall not be construed as a waiver or relinquishment of any right or remedy of Landlord hereunder and shall not be deemed a waiver of any subsequent breach or default by Tenant of the covenants or conditions herein. Receipt of rent by Landlord, with knowledge of the breach of any covenant or agreement hereof, shall not be deemed a waiver of such breach and no waiver by Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord.

      19.  Subordination;  Non-Disturbance;  Rights of  Security  Instrument
Holder.

           A. Subordination. All rights and interests of Tenant hereunder are and shall be and remain subject, subordinate and inferior to all mortgages, trust deeds, ground leases or security instruments (all of which shall be referred to herein as "Security Instrument"), heretofore or hereafter given and encumbering the Premises, or any part thereof, and shall likewise be subordinate and inferior to all renewals, modifications, consolidations, replacements and extensions of any such Security Instrument, and the right of the holder of any such Security Instrument shall at all times be and remain prior and superior to all rights and interests of Tenant. This provision shall operate as a subordination agreement with respect to all such Security Instruments and all renewals, modifications. Consolidations, replacements and extensions thereof. If the holder of any such Security Instrument or any person, firm or corporation agreeing to make a loan secured by a Security Instrument on the Premises shall require confirmation of any subordination for which provision is herein made or a separate subordination agreement with respect to any transaction. Tenant shall execute such confirmation, estoppel certificate or subordination agreement in the form required by such Security Instrument holder or other person, firm or

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corporation  agreeing  or  proposing  to  make  a  loan  secured  by a  Security
Instrument on the Premises, and the execution of the same shall not diminish or affect the liability of Tenant hereunder or any other party responsible for or guaranteeing the obligations of Tenant under this Lease. Failure of Tenant to execute such documentation upon request of Landlord shall constitute an event of default under this Lease. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any Security Instrument, made by Landlord covering the Premises, Tenant shall attorn to the Security Instrument Holder or purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

           B. Non-Disturbance. Notwithstanding the provisions of subparagraph A herein, provided that Tenant is current in payment of rent and is not otherwise in default under the terms of this Lease, and upon attornment to Security Instrument Holder, Tenant's rights to peaceful occupation and possession of the Premises will not be disturbed for its term under this Lease.

      20.  Condemnation.
           -------------

           A. In the event a part of the demised Premises be taken by reason of the exercise of the right of eminent domain by any public or quasi-public authority, or be conveyed in settlement of threatened eminent domain proceedings (both of which are hereinafter referred to as a "taking"), there shall be an equitable abatement of the rental herein provided. Said equitable abatement shall result in the decrease of rental payable by the percentage decrease in the square footage of the Premises resulting from the condemnation. If the proceeding shall result in the taking of all of the Premises or such a substantial and material portion of the Premises as will in Landlord's reasonable judgment preclude Tenant from operating Tenant's business from the Premises, then this Lease and the terms hereof shall cease and expire and both parties hereto shall hereinafter be released from any obligation hereunder.

           B. Landlord reserves unto itself, and Tenant assigns to Landlord, all right to damages accruing on account of any taking or condemnation of any part of the Premises, or by reason of any act of any public or quasi-public authority for which damages are payable; provided, however, that Tenant may recover from the condemning authority an amount payable for business damages. Tenant agrees to execute such instruments of assignment as may be required by Landlord, to join with Landlord in any petition for the recovery of damages, if requested by Landlord, and to turn over to Landlord any such damages that may be recovered in any such proceeding. Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for trade fixtures installed by Tenant at its cost and expense and which are not to remain part of the realty.

      21. Assessments. Tenant shall pay as additional rent a pro rata share of all ad valorem taxes levied or assessed against the Premises. Tenant's pro rata share of any and each such tax or assessment shall be determined by multiplying the amount of such tax or assessment by a fraction, time numerator of which shall be the gross leasable area of the Premises and the denominator of which shall be the total square footage of the gross leasable area within the building owned by Landlord in which the Premises is located. Upon receipt of each bill for any tax or assessment against the Premises, Landlord shall advise Tenant in writing of the amount of such tax or assessment and Tenant's pro rata portion thereof payable by Tenant to Landlord, and Tenant shall pay said portion to Landlord together with and as a part of the monthly installment of Base Rent next becoming due. If the term of this Lease does not commence on the first
(1st) day of a calendar year and end on the last day of a calendar year, Tenant's share of any tax or assessment for the year in which the lease term commences shall be prorated from the Commencement Date, and Tenant's share of any such tax or assessment for the year in which the Lease term ends shall be prorated to the date upon which the Lease term ends.

      22. Deposits and Advances. Any funds transferred by Tenant to Landlord as a deposit or advance pursuant to the terms of this Lease, or any exhibit, addendum or modification hereto, may be commingled with other funds of Landlord and need not be placed in trust, deposited in escrow or otherwise held in a segregated account. In addition, if any sum or sums of money shall become payable by Tenant to Landlord pursuant to the terms of this Lease, or any exhibit, addendum or modification hereto, or by any law, ordinance or regulation affecting this Lease, Landlord shall have the right to apply any deposits or advances theretofore made by Tenant against such sums due by Tenant to Landlord.

      23. Security Deposit. Upon execution hereof Tenant has deposited with Landlord, and Landlord hereby acknowledges receipt of, the sum of $5,000.00 of which shall be held by Landlord, without accrual of interest, as security for the faithful performance by Tenant of all of the terms of this Lease by Tenant

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to be observed and  performed.  Said deposit shall not be  mortgaged,  assigned, transferred or encumbered by Tenant without the express prior written consent of Landlord and any such act on the part of the Tenant shall be without force and effect and shall not be binding upon Landlord. If any of the rents herein reserved or any other sum payable by Tenant to Landlord hereunder shall be overdue or unpaid, or should Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord, at its option and without prejudice to any other remedy which Landlord may have on account thereof, may appropriate and apply said entire deposit, or so much thereof as may be necessary to compensate Landlord, toward the payment of any rent or additional sum due hereunder or to any loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall forthwith upon demand restore said security deposit to the original sum deposited. Should Tenant comply with all of the terms and promptly pay all of the rentals and all other sums payable by Tenant to Landlord as they become due, said deposit shall be returned in full to Tenant at the end of the term. In the event of Bankruptcy or other creditor debt proceedings against Tenant, the security deposit shall be deemed to be first applied to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

           Landlord may deliver the security and any other deposit made hereunder by Tenant to the purchaser of Landlord's interest in the Premises in the event that such interest be sold or otherwise conveyed, and thereupon Landlord shall be discharged from any further liability with respect to such deposit; and this provision shall also apply to any subsequent transferee of Landlord.

      24. Additional Construction. Landlord hereby reserves the right at any time to make alterations or additions to, subdivide, or change the building dimensions in the building in which the Premises is contained, or construct additional stories on the building in which the Premises is located, and to build adjacent to the building in which the Premises is located.

      25. Notices. All notices and payments to be made to Landlord under the terms of this Lease shall be delivered to Landlord at 7937 Broadmoor Pines, Sarasota, FL 34243. All notices to be sent to Tenant under the terms of this Lease, and legal notices which might be delivered to Tenant in conjunction with actions concerned with enforcement of terms of this Lease or recoveries thereunder, shall be delivered to Tenant at the Premises, or to such other address as either party may subsequently request in writing.

      26. Tenant's Acquiescence to Statements. Tenant's failure to object to any statement, invoice or billing rendered by Landlord within a period of 30 days after Tenant's receipt thereof shall constitute acquiescence by Tenant within respect thereto and shall render such statements, invoice or billing an account stated between Landlord and Tenant.

      27.  Environmental Laws.
           -------------------

           A. Notwithstanding any other provision of this Agreement, and in addition to any and all other Agreement requirements, and any other covenants and warranties of Tenant, Tenant hereby expressly warrants, guarantees, and represents to Landlord, upon which Landlord expressly relies, that Tenant is knowledgeable of any and all Federal, State, regional, and local governmental laws, ordinances, regulations, orders and rules, without limitation. that are now or may hereafter come into being. which govern or which in any way, apply to the direct or indirect results and impacts to the environment and natural resources due to, or in any way resulting from, the conduct by Tenant of its operations pursuant to or upon the Premises. Tenant expressly represents, covenants, warrants. guarantees, and agrees that it shall comply with all applicable Federal, State, regional, and local laws, regulations and ordinances protecting the environment and natural resources including, but not limited to, the Federal Clean Water Act, Safe Drinking Water Act, Clean Air Act, Resource Conservation Recovery Act, Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("Superfund"), and all rules and regulations promulgated or adopted thereunder as same may from time to time be amended. Tenant further expressly represents, covenants, warrants. guarantees, and agrees that it shall fully comply with all State and local laws, ordinances, rules, and regulations protecting the environment.

           B. Tenant hereby expressly assumes and accepts full responsibility and liability for compliance within all such governmental laws and regulations in the handling and disposal of any and all hazardous waste and/or toxic materials, and all pollutants or contaminants of any kind, resulting from or arising out of Tenant operations conducted on the Premises, and Tenant shall, prior to commencement of any such operations pursuant to this Agreement, secure

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any and all permits,  and properly  make all necessary  notifications  as may be required by any and all governmental agencies having jurisdiction over parties or the subject matter hereof. Tenant further represents, warrants, guarantees, and covenants to Landlord, upon which Landlord hereby expressly relies, that Tenant, its employees, agents. contractors, and all persons working for, or on behalf of, Tenant have been fully and properly trained in the handling of all such hazardous and toxic waste materials, and other pollutants and contaminants, and that such training, complies with any and all applicable Federal, State and local laws, ordinances, regulations, rulings, orders, and standards which are now or are hereafter promulgated.

           C. Tenant hereby expressly agrees to indemnify and hold Landlord harmless from and against any and all liability for fines and physical damage to property or injury or deaths to persons, including reasonable expense and attorney's fees, arising from or resulting out of, or in any way caused by, Tenant's failure to comply within any and all applicable Federal, State, and local laws, ordinances, regulations, rulings, orders and standards, now or hereafter, promulgated for the purpose of protecting the environment. Tenant understands that this indemnification is in addition to and is a supplement of Tenant's indemnification agreement set forth in Article 15 of this Agreement and Tenant in full understanding of the broad extent of this indemnification hereby expressly acknowledges that it has received full and adequate consideration from Landlord to legally support this indemnification agreement. This clause shall survive termination of this Agreement; provided, however, that Tenant's obligations hereunder shall not apply to any matter not arising out of, incident to or in connection with Tenant's activities under this Agreement.

           D. Violation of any part of the foregoing provisions or disposition by Tenant of any sanitary waste, pollutants, contaminants, hazardous waste, toxic waste, industrial cooling water, sewage or any other materials in violation of the provisions of this section of this Agreement shall be deemed to be a default under this Agreement and, unless cured within ten (10) days of receipt of this notice from Landlord or, if said default cannot be completely cured within that period and uses its best efforts to completely cure said default as expeditiously as possible, shall be deemed to be a material breach as provided for under this Agreement, and shall be grounds for termination of this Agreement, and shall also provide Landlord grounds for taking whatever other action it may have in addition to termination based upon default as provided for under this Agreement. Tenant shall be strictly liable for, and hereby expressly assumes all responsibility for all citations, fines. environmental controls and monitoring, clean-up and disposal, restoration and corrective measures resulting from or in any way connected with the improper use, handling, storage, and/or disposal of all pollutants or contaminated materials, as same are defined by law, by Tenant or by Tenant's employees, invitees, suppliers or service or furnishers of materials or any other person whomsoever, regardless of whether or not a default notice has been issued and notwithstanding any other obligations imposed upon Tenant pursuant to the terms of this Agreement. All such remedies of Landlord with regard to environmental requirements as set forth herein shall be deemed cumulative in nature and shall survive termination of this Agreement.

      28. Public Accommodation. Tenant acknowledges that the Premises may constitute a place of public accommodation or a commercial facility under Title III of the Americans with Disabilities Act (the "ADA") and that the ADA is applicable to both an owner and lessee of a place of public accommodation or commercial facility. Tenant further acknowledges that, under the ADA, any structural alteration to the Premises must comply within accessibility standards set forth in the rules promulgated by the Department of Justice, 28 C.F.R. ss.36.101, et. seq. In the event Tenant makes any structural alteration to the Premises which would require compliance with Title III of the ADA and the accessibility standards promulgated by the Department of Justice, Tenant agrees to design and build such structural alterations and to make any other changes to any portion of the building common area or parking area in which the Premises are located or which are affiliated with the Premises which are necessitated by such structural alterations. so as to comply with the ADA and the accessibility standards. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all liabilities, claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions, and causes of action of any and every kind and nature arising or growing out of or in any way connected with any structural alteration of the Premises by Tenant.

           29.    Miscellaneous.  This Lease and the exhibits  attached hereto
                  --------------
constitute the sole and exclusive agreement between the parties with respect to the Premises. No amendment, modification or revision of this Lease shall be effective unless in writing and executed by both panics hereto.

              Except  as  otherwise   expressly  stated,  any  reference  to  or
requirement for Landlord's consent shall mean a consent in Landlord's sole discretion.

              If any term or provision of this Lease or the application thereof to any present or circumstantial, to any extent, be held to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Lease shall be in full force and effect, and only the provision found to be unenforceable shall be stricken from the terms hereof.

              Should Landlord be unable to perform any of its obligations contained in this Lease due to circumstances beyond its control, including but not limited to labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain material or services, strikes, acts of nature, or any other cause, Landlord shall not be considered in default under the terms of this Lease and Tenant shall not be excused from the obligation to pay all rents and charges required under this Lease as the same become due.

              Disclosure - Florida law requires the following statement in connection with the lease of any building in Florida: "Radon Gas - Radon is a naturally occurring radioactive gas that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

            All Exhibits referred to herein are incorporated by reference and made a part of this Lease.

NOTE: Landlord and Tenant waive the right to a trial by jury in any action or proceeding based upon, or related to. the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by Tenant and Tenant acknowledges that neither Landlord nor any person acting on behalf of Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Tenant further acknowledges that it has been represented or has had the opportunity to be represented in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

              This Lease shall be construed according to Florida law. Any action brought hereunder shah be filed and heard in Sarasota County.

              The terms and conditions of this Lease are binding upon the heirs, successors and assigns of the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Lease on the day and year first above mentioned.

Signed, sealed and delivered in the presence of:

ATLANTIC PACIFIC CORP.            By:
                                    As its:   _____________________________

As to Landlord                         LANDLORD




INDIVIDUAL TENANT SIGNATURE BLOCK

                                                            (SEAL)
- ------------------------------      ------------------------------
As to Tenant                           TENANT




CORPORATE TENANT SIGNATURE BLOCK

_______________________________     By:  _________________________
                                    As:  _________________________

                                          TENANT
- ------------------------------
As to Tenant


PARTNERSHIP TENANT SIGNATURE BLOCK

_______________________________     By: _________________________
                                        As General Partner
_______________________________
As to Tenant                            TENANT

                                   EXHIBIT "A"

                                Legal Description

Lot 2, 4 and 6, Block 4, and Lot 2, Block 6, Map of Subdivision of Lots 1,2,3,4,6,8,9,10,11,13, 13,14,1 and 16 of Block "Q", PLAT OF SARASOTA, as per
plat thereof recorded in Plat Book A, Page 10, of the Public Records of Sarasota County, Florida

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